UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of report (Date of the earliest event reported) March 12, 2004

                         Commission File Number 0-23081

                             FARO TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          Florida                                         59-3157093
----------------------------                   ---------------------------------
(State or Other Jurisdiction                   (IRS Employer Identification No.)
     of Incorporation)

125 TECHNOLOGY PARK, LAKE MARY, FLORIDA                      32746
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(Address of Principal Executive Offices)                   (Zip Code)

                                 (407) 333-9911
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              (Registrant's Telephone Number, Including Area Code)

________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure

Item 12. Results of Operations and Financial Condition

      The following information is being furnished under Item 9 and Item 12 of Form 8-K: Press release by FARO Technologies, Inc. FARO Exceeds Forecast for the Fourth Quarter and Fiscal 2003. A copy of this press release is attached as
Exhibit 99.1 to this Form 8-K.

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                                    FARO TECHNOLOGIES, INC.

                                    By: /s/ Gregory A. Fraser
                                        ----------------------------------------
                                        Gregory A. Fraser
                                        Executive Vice President, Secretary, and
                                        Treasurer

Date: March 12, 2004

                                  EXHIBIT INDEX

Exhibit Number        Description
--------------        -----------

99.1                  Press Release, dated March 11, 2004